UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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EXXON MOBIL CORPORATION

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A video animation promoted internally to highlight key takeaways from the Energy & Carbon Summary EXXONMOBIL Got A Minute ExxonMobil’s Climate Strategy: Energy & Carbon Summary EXXONMOBIL GOT A MINUTE PAGE 1 02.03.2021 © Copyright 2021 | | | | |A video animation promoted internally to highlight key takeaways from the Energy & Carbon Summary EXXONMOBIL Got A Minute ExxonMobil’s Climate Strategy: Energy & Carbon Summary EXXONMOBIL GOT A MINUTE PAGE 1 02.03.2021 © Copyright 2021 | | | | |

ExxonMobil’s Climate Strategy: Energy & Carbon Summary GOT A MINUTE? 1:00 Today’s topic: “Few would disagree that one of the most urgent societal ExxonMobil’s Climate Strategy: Energy & Carbon Summary challenges we face today is addressing the risks of climate TODAY’S TOPIC: change. How we meet the world’s demand for the energy Our recent Energy & Carbon Summary describes how necessary for economic growth while mitigating the long-term we are positioning for a lower-carbon energy future EXXONMOBIL'S CLIMATE STRATEGY: impact on our environment is key to our sustainable future.” and outlines our four-pillar climate strategy. What are the four pillars of GOT A MINUTE? ENERGY & CARBON SUMMARY ExxonMobil’s climate strategy? — CHAIRMAN & CEO DARREN WOODS Compared to 2016 levels. GOT A MINUTE? GOT A MINUTE? GOT A MINUTE? GOT A MINUTE? GOT A MINUTE? 0:54 0:47 0:39 0:35 0:27 Today’s topic: Today’s topic: Today’s topic: Today’s topic: Today’s topic: ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary PILLAR #1: MITIGATING EMISSIONS IN OUR OPERATIONS PILLAR #1: MITIGATING EMISSIONS IN OUR OPERATIONS PILLAR #2: ADVANCED CUSTOMER PRODUCTS PILLAR #2: ADVANCED CUSTOMER PRODUCTS PILLAR #3: SCALABLE TECHNOLOGY SOLUTIONS ExxonMobil’s GHG emissions declined approximately 5% from Our recently announced 2025 emission reduction plans are As demand grows, we will continue to develop and deliver These products include natural gas for electricity generation, as Over the past two decades, we’ve invested over $10 billion in expected to result in a 30% decrease in absolute GHG emissions advanced products to improve energy efficiency and help well as lightweight plastics and advanced fuels and lubricants to lower-emissions energy solutions and will continue to advance 2010-2019 due to efficiency improvements, carbon capture and solutions like carbon capture, biofuels, hydrogen and in upstream operations. customers reduce their GHG emissions. improve transportation efficiency. storage, and reductions in flaring, venting and fugitive emissions. energy-efficient process technology. ExxonMobil’s 2025 emission reduction plans include a 15-20% reduction in GHG intensity of upstream operations compared to 2016 levels and cover Scope 1 and Scope 2 emissions from operated assets. GOT A MINUTE? GOT A MINUTE? GOT A MINUTE? 0:24 0:14 0:08 Today’s topic: Today’s topic: Today’s topic: ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary Learn more on how we are positioning for PILLAR #3: SCALABLE TECHNOLOGY SOLUTIONS PILLAR #4: CLIMATE POLICY ENGAGEMENT PILLAR #4: CLIMATE POLICY ENGAGEMENT You just raised your a lower-carbon energy future by reading the full Energy & Carbon Summary on Energy IQ in 1 minute! Through our own efforts and collaboration with others, we We support efficient policies that reduce climate-related risks at By targeting opportunities in power generation, industrial and support the goals of the Paris Agreement, an economy-wide exxonmobil.com. the lowest societal costs and accelerate energy transitions while commercial transportation, we’re focusing on the sectors stimulating economic growth. price on CO₂ emissions and industry-wide methane regulation. emitting 80% of all energy-related GHG emissions. OGCI: “Open letter from the CEOs of the Oil & Gas Climate Initiative (May 2020) EXXONMOBIL GOT A MINUTE PAGE 2 02.03.2021 © Copyright 2021 | | | | |ExxonMobil’s Climate Strategy: Energy & Carbon Summary GOT A MINUTE? 1:00 Today’s topic: “Few would disagree that one of the most urgent societal ExxonMobil’s Climate Strategy: Energy & Carbon Summary challenges we face today is addressing the risks of climate TODAY’S TOPIC: change. How we meet the world’s demand for the energy Our recent Energy & Carbon Summary describes how necessary for economic growth while mitigating the long-term we are positioning for a lower-carbon energy future EXXONMOBIL'S CLIMATE STRATEGY: impact on our environment is key to our sustainable future.” and outlines our four-pillar climate strategy. What are the four pillars of GOT A MINUTE? ENERGY & CARBON SUMMARY ExxonMobil’s climate strategy? — CHAIRMAN & CEO DARREN WOODS Compared to 2016 levels. GOT A MINUTE? GOT A MINUTE? GOT A MINUTE? GOT A MINUTE? GOT A MINUTE? 0:54 0:47 0:39 0:35 0:27 Today’s topic: Today’s topic: Today’s topic: Today’s topic: Today’s topic: ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary PILLAR #1: MITIGATING EMISSIONS IN OUR OPERATIONS PILLAR #1: MITIGATING EMISSIONS IN OUR OPERATIONS PILLAR #2: ADVANCED CUSTOMER PRODUCTS PILLAR #2: ADVANCED CUSTOMER PRODUCTS PILLAR #3: SCALABLE TECHNOLOGY SOLUTIONS ExxonMobil’s GHG emissions declined approximately 5% from Our recently announced 2025 emission reduction plans are As demand grows, we will continue to develop and deliver These products include natural gas for electricity generation, as Over the past two decades, we’ve invested over $10 billion in expected to result in a 30% decrease in absolute GHG emissions advanced products to improve energy efficiency and help well as lightweight plastics and advanced fuels and lubricants to lower-emissions energy solutions and will continue to advance 2010-2019 due to efficiency improvements, carbon capture and solutions like carbon capture, biofuels, hydrogen and in upstream operations. customers reduce their GHG emissions. improve transportation efficiency. storage, and reductions in flaring, venting and fugitive emissions. energy-efficient process technology. ExxonMobil’s 2025 emission reduction plans include a 15-20% reduction in GHG intensity of upstream operations compared to 2016 levels and cover Scope 1 and Scope 2 emissions from operated assets. GOT A MINUTE? GOT A MINUTE? GOT A MINUTE? 0:24 0:14 0:08 Today’s topic: Today’s topic: Today’s topic: ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary ExxonMobil’s Climate Strategy: Energy & Carbon Summary Learn more on how we are positioning for PILLAR #3: SCALABLE TECHNOLOGY SOLUTIONS PILLAR #4: CLIMATE POLICY ENGAGEMENT PILLAR #4: CLIMATE POLICY ENGAGEMENT You just raised your a lower-carbon energy future by reading the full Energy & Carbon Summary on Energy IQ in 1 minute! Through our own efforts and collaboration with others, we We support efficient policies that reduce climate-related risks at By targeting opportunities in power generation, industrial and support the goals of the Paris Agreement, an economy-wide exxonmobil.com. the lowest societal costs and accelerate energy transitions while commercial transportation, we’re focusing on the sectors stimulating economic growth. price on CO₂ emissions and industry-wide methane regulation. emitting 80% of all energy-related GHG emissions. OGCI: “Open letter from the CEOs of the Oil & Gas Climate Initiative (May 2020) EXXONMOBIL GOT A MINUTE PAGE 2 02.03.2021 © Copyright 2021 | | | | |

NOTICE: THESE MATERIALS CONTAIN INFORMATION THAT IS CONFIDENTIAL AND PROPRIETARY OR PROTECTED BY U.S. INTELLECTUAL PROPERTY LAWS By participating in this presentation and reviewing the following materials, you agree to be bound by the following: All of this information and materials are confidential and proprietary and shall remain the sole property of AvreaFoster Inc. and you shall have no rights to or in such information. You shall hold such information in strict confidence. You shall not make any disclosure of such information (including methods or concepts utilized therein) to anyone without the express written consent of AvreaFoster Inc. All information herein is protected by applicable U.S. intellectual property laws and is owned by AvreaFoster Inc. or other third parties. No licenses or rights under any patent, copyright, or trademark are granted or are to be implied by AvreaFoster Inc.’s disclosures of these materials to you. © Copyright 2021 |NOTICE: THESE MATERIALS CONTAIN INFORMATION THAT IS CONFIDENTIAL AND PROPRIETARY OR PROTECTED BY U.S. INTELLECTUAL PROPERTY LAWS By participating in this presentation and reviewing the following materials, you agree to be bound by the following: All of this information and materials are confidential and proprietary and shall remain the sole property of AvreaFoster Inc. and you shall have no rights to or in such information. You shall hold such information in strict confidence. You shall not make any disclosure of such information (including methods or concepts utilized therein) to anyone without the express written consent of AvreaFoster Inc. All information herein is protected by applicable U.S. intellectual property laws and is owned by AvreaFoster Inc. or other third parties. No licenses or rights under any patent, copyright, or trademark are granted or are to be implied by AvreaFoster Inc.’s disclosures of these materials to you. © Copyright 2021 |

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020, ExxonMobil’s Form 8-K filed with the SEC on February 2, 2021 and ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 24, 2021. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.